UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

NATURE’S SUNSHINE PRODUCTS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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14475 NATURE’S SUNSHINE PRODUCTS, INC. PROXY OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 1, 2012 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, having received the Notice of Annual Meeting of Shareholders and Proxy Statement, hereby revokes all previous proxies and appoints Michael D. Dean and Stephen M. Bunker, or either of them, the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of Nature's Sunshine Products, Inc. that the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the Annual Meeting of Shareholders of Nature's Sunshine Products, Inc. to be held on August 1, 2012, at 10:00 AM Mountain Daylight Time, at the offices of its subsidiary, Synergy WorldWide Inc., located at 1955 West Grove Parkway, Pleasant Grove, Utah 84062, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could have if personally present thereat. (Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

NATURE'S SUNSHINE PRODUCTS, INC.

August 1, 2012

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2012 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 1, 2012:
The Proxy Statement and Annual Report to Shareholders are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=04479

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓

20333030000000000000 3 080112

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS, AND "FOR" PROPOSALS TWO, THREE, AND FOUR. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Proposal One. Election of Class III Directors (Term to Expire at the 2015 Annual Meeting).

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Albert R. Dowden
- ○ Mark R. Genender
- ○ Kristine F. Hughes

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "**FOR ALL EXCEPT**" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. Proposal Two. Adoption of Nature's Sunshine Products, Inc. 2012 Stock Incentive Plan.	☐	☐	☐
3. Proposal Three. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012.	☐	☐	☐
4. Proposal Four. Advisory resolution to approve the compensation of the named executive officers.	☐	☐	☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ABOVE. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED IN FAVOR OF ELECTING THE THREE NOMINEES NOTED HEREON TO THE BOARD OF DIRECTORS, AND FOR PROPOSALS TWO, THREE AND FOUR. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF NATURE’S SUNSHINE PRODUCTS, INC. August 1, 2012 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2012 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 1, 2012: The Proxy Statement and Annual Report to Shareholders are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=04479 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Proposal One. Election of Class III Directors (Term to Expire at the 2015 Annual Meeting). O Albert R. Dowden O Mark R. Genender O Kristine F. Hughes 2. Proposal Two. Adoption of Nature’s Sunshine Products, Inc. 2012 Stock Incentive Plan. 3. Proposal Three. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012. 4. Proposal Four. Advisory resolution to approve the compensation of the named executive officers. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ABOVE. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED IN FAVOR OF ELECTING THE THREE NOMINEES NOTED HEREON TO THE BOARD OF DIRECTORS, AND FOR PROPOSALS TWO, THREE AND FOUR. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, AND “FOR” PROPOSALS TWO, THREE, AND FOUR. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 20333030000000000000 3 080112

1. Proposal One. Election of Class III Directors (Term to Expire at the 2015 Annual Meeting). Albert R. Dowden Mark R. Genender Kristine F. Hughes 2: Proposal Two. Adoption of Nature's Sunshine Products, Inc. 2012 Stock Incentive Plan. 3: Proposal Three. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012. 4. Proposal Four. Advisory resolution to approve the compensation of the named executive officers. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ABOVE. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED IN FAVOR OF ELECTING THE THREE NOMINEES NOTED HEREON TO THE BOARD OF DIRECTORS, AND FOR PROPOSALS TWO, THREE AND FOUR. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. NOMINEES: Important Notice of Availability of Proxy Materials for the Shareholder Meeting of NATURE’S SUNSHINE PRODUCTS, INC. To Be Held On: August 1, 2012 at 10:00 a.m. Mountian Daylight Time, located at Synergy WorldWide Inc., 1955 West Grove Parkway, Pleasant Grove, Utah 84062 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before July 20, 2012. Please visit http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=04479, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting. TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call. MAIL: You may request a card by following the instructions above. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER Please note that you cannot use this notice to vote by mail.